EXHIBIT C


                            ARTICLES OF ORGANIZATION
                                       FOR
                             TINTIC UTAH METALS LLC

         The undersigned natural person who is over the age of eighteen (18) years, acting as organizer of a limited liability company, organized and created under the provisions of the Colorado Limited Liability Company Act, hereby adopts the following Articles of Organization for said limited liability company.

         ARTICLE 1. NAME: The name of the limited liability company is Tintic Utah Metals LLC. Any reference in these Articles of Organization to "the Company" is to such limited liability company.

         ARTICLE 2. PRINCIPAL PLACE OF BUSINESS: The Company's principal place of business is at 15988 Silver Pass Road, Eureka, Utah 84628.

         ARTICLE 3. REGISTERED AGENT: The name and business address of the Company's registered agent in Colorado for service of process is CT Corporation System, 1675 Broadway, Denver, CO 80202.

         ARTICLE 4. MANAGEMENT: The management of the Company is vested in its Members. The names and addresses of the Company's initial members are:

Akiko Resources (Utah) Inc.
1800 Glenarm Place, Suite 210
Denver, Colorado 80202

Chief Consolidated Mining Company
866 Second Avenue
New York, New York 10017

KZ Utah, Inc.
32 Loockerman Square
Dover, Delaware 19901

         IN WITNESS WHEREOF, I have signed these Articles of Organization this 29th day of July, 1996, and I acknowledge the same to be my true act and deed.


         /s/ James M. King
         --------------------------------
         James M. King, Organizer
         1801 California St., Suite 3600
         Denver, Colorado 80202



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STATE OF COLORADO        )
                         )SS.
CITY AND COUNTY OF DENVER)

         The foregoing Articles of Organization were signed and sworn to by James M. King, as Organizer, who affirmed, under penalty of perjury, that the facts stated herein are true, on this 29th day of July, 1996.

         Witness by hand and official Seal.

                                                  /s/ Sandra L. Wainer
                                                  ---------------------------
                                                  Notary Public

  **NOTARY PUBLIC SEAL**

                                                  Address: 1801 California #3600
                                                           Denver, CO 80202

  My commission expires: Dec. 5, 1998
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